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                   [LETTERHEAD OF DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION]

                                  July 13, 1999

Division of Corporation Finance
United States Securities and Exchange Commission
450 Fifth Avenue, N.W.
Washington, D.C. 20549
Attn:  John White, Esq.

                  Re:      DLJ Commercial Mortgage Corp. (the "Registrant")
                           ------------------------------------------------
                           Registration Statement on Form S-3
                           -----------------------------------
                           File No. 333-82275 (the "Registration Statement")
                           -------------------------------------------------

         Pursuant to Rule 461 of the Securities Act of 1933, as amended, Donaldson, Lufkin & Jenrette Securities Corporation (the "Managing Underwriter") hereby requests acceleration of the effective date of the Registration Statement.

         The Managing Underwriter requests that the Registration Statement be declared effective at 5:00 p.m. on July 15, 1999, or as soon thereafter as practicable.

                                      Sincerely yours,

                                      DONALDSON, LUFKIN & JENRETTE
                                 SECURITIES CORPORATION

                                      By:  /s/ N. Dante LaRocca
                                         --------------------------------------
                                         Name: N. Dante LaRocca
                                         Title:  Senior Vice President